UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2020	(	May 28, 2020)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 28, 2020, Northrim BanCorp, Inc. (the "Company") held its 2020 Annual Meeting of Shareholders (the "2020 Annual Meeting"). There were 6,366,100 shares outstanding and entitled to vote at the 2020 Annual Meeting; of those shares, 5,460,637 were present online or by proxy. The following matters were voted upon at the 2020 Annual Meeting:

•	The election of 11 directors to serve on the Company's Board of Directors until the 2021 annual meeting of shareholders or until their successors have been elected and have qualified;

•	The approval of the Northrim BanCorp, Inc. 2020 Stock Incentive Plan;

•	The approval, by nonbinding vote, of the compensation of the Company's named executive officers; and

•	The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Larry S. Cash	4,539,531	77,483	4,617,014	843,623
Anthony Drabek	4,529,966	87,048	4,617,014	843,623
Karl L. Hanneman	4,601,650	15,364	4,617,014	843,623
David W. Karp	4,425,625	191,389	4,617,014	843,623
David J. McCambridge	4,601,876	15,138	4,617,014	843,623
Krystal M. Nelson	4,571,580	45,434	4,617,014	843,623
Joseph M. Schierhorn	4,537,900	79,114	4,617,014	843,623
Aaron M. Schutt	4,600,908	16,106	4,617,014	843,623
John C. Swalling	4,320,390	296,624	4,617,014	843,623
Linda C. Thomas	4,542,685	74,329	4,617,014	843,623
David G. Wight	4,352,277	264,737	4,617,014	843,623

2020 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,361,526	247,940	7,548	4,617,014	843,623

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,505,943	94,817	16,254	4,617,014	843,623

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2020

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
5,407,804	49,400	3,433	5,460,637	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 29, 2020	By:	/s/ Joseph M. Schierhorn
Name: Joseph M. Schierhorn
Title: President and Chief Executive Officer